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                                                                    Exhibit 99.2

                                     [LOGO]

                          Commercial Capital Bancorp,

                        (CCBI - Nasdaq National Market)


                                  March 5, 2003

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                                 Regulation FD

This presentation may include forward-looking statements (related to each company's plans, beliefs and goals), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; and changes in the securities markets. CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

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                                 CCBI Overview

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Diversified Financial Services Company Based in Irvine, California

     .    Uniquely focused business strategy

     .    Attractive client base

     .    Strong organic growth
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                     Initial Public Offering December 2002

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Completed Initial Public Offering of 5,375,000 shares of Common Stock in
  December 2002 / January

     .    5,000,000 sh. issued Dec. 20, 2002, raising $35.8 million, net

     .    375,000 sh. issued Jan 9, 2003, raising $2.8 million, net

     .    $36.6 million contributed to the Bank to support growth

     .    14.35 million shares outstanding after offering

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                                CCBI Highlights

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Data is as of or for the Year Ended December 31, 2002 unless otherwise indicated

Financial Position
   Total Assets                        $849 Million
   Loans Held for Investment           $469 Million
   Deposits                            $312 Million
   Equity                              $78 Million
   Tangible Equity                     $65 Million


                                       Year Ended       Quarter Ended
Financial Results                      12/31/2002       12/31/2002
   Net Income                          $9.7 Million     $3.2 Million
   Return on Average Equity            27.69%           29.03%
   Return on Average Assets            1.50%            1.59%
   Net Interest Margin                 3.38%            3.27%
   Efficiency Ratio                    35.00%           32.05%
   Loan Originations                   $761 Million     $200 Million


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                               Business Strategy

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.. Focused on financial needs of income property investors, middle-market businesses, high net-worth individuals and professionals

.. Integrate borrower and depositor, expand relationship banking:

  . Business
  . Private

.. Continue core asset origination strategy to support broader business objectives:

  . Originate high quality multi-family loans
  . Grow balance sheet and net interest income via purchase of FIP production . Sell remaining FIP production for cash gains

.. Expand organically: consider opening branches in locations with high concentrations of existing franchise clients

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                           Platform Supports Strategy

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                                     [LOGO]
                        COMMERCIAL CAPITAL BANCORP, INC.

[LOGO]                                     [LOGO]               [LOGO]
FINANCIAL INSTITUTIONAL PARTNERS     COMMERCIAL CAPITAL    COMCAP FINANCIAL
MORTGAGE CORPORATION                        BANK           SERVICES, INC.

                                                                          [LOGO]
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                         Attractive Multi-family Market

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[MAP]

Sacramento County
-----------------
4.1% of Multi-Family

Alameda County
--------------
8.8% of Multi-Family

Los Angeles County
------------------
47.5% of Multi-Family

Orange County
-------------
9.4% of Multi-Family

San Diego County
----------------
7.4% of Multi-Family

--------------------------------------------------------------------------------

.. $311 B CA Market (15% of U.S.)
  (source: National Multi Housing Council Oct.2001)

.. 35% Growth Between 2001 and 2002
  ($13.4B - $18.1B)

.. 29,000 + Loans Originated in 2002
  (average size of $616,000)

.. 6 of the Top 10 U.S. Markets in CA

.. 2 Largest Originators Comprise 25% of Market
  (900 + lenders account for the balance)
  source: DataQuick Dec. 2002 Data
-------------------------------------------------------------------------------

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                  Leading Loan Originator and High Growth Bank

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.. Since Inception Originated $2.0 billion in Multi-family and Commercial RE
  Loans

.. FIP Mortgage is 4th Largest Multi-family Originator in CA with 2.7% Market
  Share During Year Ended 12/31/02

.. Invested in Infrastructure Capable of Supporting $2 Billion of Annual
  Originations

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"According to data compiled by the FDIC, CCBI was the fastest growing bank in
Orange County over the past 24 months...."

                 FDIC Website; 24 Month Period Ending 9/30/2002

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                                 Asset Quality

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  [GRAPHIC]
Since Inception

--------------------------------------------------------------------------------
                              Policy       Actual/(1)/
                           ---------------------------
Multi-Family

 Loan-to-Value                75.00%          69.65%

 Debt Coverage Ratio         1.15 to 1      1.31 to 1

Commercial RE

 Loan-to-Value                75.00%          64.74%

 Debt Coverage Ratio         1.25 to 1      1.38 to 1

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/(1)/ In-House FIP Mortgage Originations. Year Ended 12/31/02

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                      Asset Quality of Multi-family Loans

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                                                             Non-Accrual Loans/
Nationwide                                                    Total Loans/(1)/
                                                             ------------------
  Multi-family                                                      0.13%
  Single family                                                     0.93%
  Commercial Real Estate                                            1.22%
  Construction                                                      1.60%
  Business Loans                                                    2.17%
  Consumer                                                          0.64%

Multi-family Loans
  ------------------------------------------------------------------------------
  CCBI                                                              0.00%
  ------------------------------------------------------------------------------
  Western Region Thrifts                                            0.05%
  Nationwide Thrifts                                                0.13%

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/(1)/ Based upon 12/31/02 Thrift Financial Reports for nationwide savings institutions

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                      Financial and Operating Performance
                                 Balance Sheet

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($ in Millions)

                                    [CHART]

                                  Total Assets

                                22.7% CQGR (1)

        $203    $225    $264     $424    $602    $649    $753    $849
        3/01    6/01    9/01    12/01    3/02    6/02    9/02   12/02

                                    [CHART]

                                 Total Deposits

                                 20.8% CQGR (1)

         $83     $89    $103     $118    $173    $256    $328    $312
        3/01    6/01    9/01    12/01    3/02    6/02    9/02   12/02

                                    [CHART]

                       Loans Held for Investment at Bank

                                 25.6% CQGR (1)

         $95    $108    $137     $189    $282    $334    $406    $469
        3/01    6/01    9/01    12/01    3/02    6/02    9/02   12/02

                                    [CHART]

                              Stockholders' Equity

       $24.7   $25.7   $27.6    $26.8   $28.2   $33.4   $38.0   $77.6
        3/01    6/01    9/01    12/01    3/02    6/02    9/02   12/02

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(1) CQGR-Compound Quarterly Growth Rate: 3/01 to 12/02                    [LOGO]

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                      Financial and Operating Performance
                                     Loans

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                               FIPMC Originations

                                    [CHART]

Millions      $81     $120     $145     $137     $185     $179     $185     $199
             3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

                         FIP Mortgage Loan Composition
                             In-House Originations
                                Year Ended 12/02

                                    [CHART]

Multi-Family Residential    91.8%
Commercial Real Estate       8.2%

                    FIPMC Originations by Average LTV & DCR

                                    [CHART]

Loan to Value          70.6%   70.0%  68.9%  69.1%  70.4%  68.4%  68.5%  69.7%
Debt Coverage Ratio    1.29    1.29   1.33   1.30   1.31   1.33   1.30   1.31

                       3/01    6/01   9/01  12/01   3/02   6/02   9/02  12/02

                             Bank Loan Composition

                           Loans Held for Investment
                                    at 12/02

                                    [CHART]

Multi-Family Residential     84.7%
Commercial Real Estate       12.3%
Business Loans                2.1%
Other                         0.9%

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                      Financial and Operating Performance
                                    Deposits

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                                 Total Deposits

                                    [CHART]

Millions    $83     $89     $103     $118     $173     $256     $328     $312
           3/01    6/01     9/01    12/01     3/02     6/02     9/02    12/02

                           Deposit Composition: 12/01

                                    [CHART]

Certificates of Deposit              86.8%
NOW & Non-Interest Bearing Demand     5.5%
Money Markets                         4.4%
Savings Accounts                      3.3%

                           Deposit Composition: 12/02

                                    [CHART]

Money Markets                        56.4%
Certificates of Deposit              40.7%
NOW & Non-Interest Bearing Demand     2.2%
Savings Accounts                      0.7%

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                      Financial and Operating Performance
                             Revenues and Expenses

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                              Net Interest Income

                                 28.3% CQGR (1)

                                    [CHART]

Millions    $1.1     $1.3     $1.7     $2.5     $4.0     $5.0     $5.6     $6.3
            3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

                         G&A Expenses to Average Assets

                                    [CHART]

           3.58%    2.68%    2.36%    3.02%    1.63%    1.44%    1.59%    1.35%
            3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

                        Noninterest Income/Total Revenue

                                    [CHART]

           19.9%    20.4%    26.2%    26.2%    13.0%    13.3%    19.0%    18.7%
            3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

                                Efficiency Ratio

                                    [CHART]

           98.4%    61.4%    49.1%    69.6%    36.8%    34.0%    38.0%    32.1%
            3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

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            (1) CQGR - Compound Quarterly Growth Rate: 3/01 to 12/02

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                      Financial and Operating Performance
                              Profitability Ratios

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                            Return on Average Assets

                                    [CHART]

   -0.3%     0.5%     1.1%     1.0%     1.4%     1.5%     1.5%     1.6%
    3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

                            Return on Average Equity

                                    [CHART]

   -1.8%     3.8%    10.6%    10.6%    21.4%    29.9%    29.2%    29.0%
    3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

                              Net Interest Margin

                                    [CHART]

    2.7%     2.8%     3.0%     3.5%     3.6%     3.5%     3.3%     3.3%
    3/01     6/01     9/01    12/01     3/02     6/02     9/02    12/02

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                      Financial and Operating Performance
                                     Equity

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                      Consolidated Equity to Assets Ratios

                                    [CHART]

Tangible Equity
  to Assets         5.4%    5.4%    5.4%    3.3%    2.5%    3.1%    3.3%    7.6%
Equity to Assets   12.2%   11.4%   10.5%    6.3%    4.7%    5.2%    5.1%    9.1%

                    3/01    6/01    9/01   12/01    3/02    6/02    9/02   12/02

                             Bank Equity to Assets

                                    [CHART]

Tangible Equity
  to Assets         6.0%    6.2%    6.0%    7.7%    8.3%    8.4%    7.5%   12.0%
Equity to Assets    6.0%    6.2%    6.0%   11.7%   10.8%   10.8%    9.5%   13.8%

                    3/01    6/01    9/01   12/01    3/02    6/02    9/02   12/02

                                   Book Value

                                    [CHART]

Tangible Book
  Value per Share  $1.28   $1.39   $1.61   $1.56   $1.70   $2.28   $2.78   $4.62
Book Value Per
  Share            $2.89   $2.95   $3.14   $3.03   $3.15   $3.73   $4.24   $5.55

                    3/01    6/01    9/01   12/01    3/02    6/02    9/02   12/02

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                      Financial and Operating Performance

                                    Earnings

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                              Quarterly Net Income

                                     [CHART]

                                 58.7% CQGR (1)

Millions   $(0.1)     $0.2     $0.7    $0.7      $1.5     $2.3     $2.6    $3.2
            3/01      6/01     9/01    12/01     3/02     6/02     9/02    12/02

                          Fully Diluted Quarterly EPS

                                    [CHART]

                                 47.6% CQGR (1)

   $(0.1)    $0.03    $0.08    $0.08    $0.17    $0.24    $0.27    $0.31
    3/01      6/01     9/01    12/01     3/02     6/02     9/02    12/02

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18  (1) CQGR - Compound Quarterly Growth Rate: 6/01 to 12/02

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                                     [LOGO]

                        Commercial Capital Bancorp, Inc.